-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): July 30, 2003


                    CWMBS, INC., (as depositor under the
                    Pooling and Servicing Agreement, dated
                    as of July 1, 2003, providing for the
                    issuance of the CWMBS, INC., CHL
                    Mortgage Pass-Through Trust 2003-35,
                    Mortgage Pass-Through Certificates,
                    Series 2003-35).


                                  CWMBS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       333-103821              95-4449516
---------------------------         ----------------       -------------------
(State of Other Jurisdiction           (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


         4500 Park Granada
         Calabasas, California                                91302
    ------------------------------                         ---------------
       (Address of Principal                                  (Zip Code)
         Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


-------------------------------------------------------------------------------

Item 5.    Other Events.
----       ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2003-35, GOLDMAN, SACHS & CO. ("GOLDMAN"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "GOLDMAN Computational Materials") for distribution to its potential investors. Although the Company provided GOLDMAN with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the GOLDMAN Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The GOLDMAN Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated July 30, 2003.


-------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated July 24, 2003 and the prospectus supplement dated July 25, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-35.

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

   99.1    GOLDMAN Computational Materials filed on Form SE dated July 30, 2003

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.




                                                     By: /s/ Darren Bigby
                                                         ------------------
                                                     Darren Bigby
                                                     Vice President


Dated:  July 30, 2003

                                 Exhibit Index
                                 -------------



Exhibit                                                                    Page
-------                                                                    ----

99.1  GOLDMAN Computational Materials filed on Form SE dated July 30, 2003.   6

                                  EXHIBIT 99.1
                                  ------------

     GOLDMAN Computational Materials filed on Form SE dated July 30, 2003.